California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Interim Report to Shareholders

Third Quarter and Nine Months Ended March 31, 2023

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company continues its lease business while using equity and other investments to maximize current income and generate capital appreciation.

This interim report for the quarter and nine months ended March 31, 2023, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2022. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor/. The Company’s quarterly and year-to-date earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

(in thousands, except per share data)	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Dividends and interest income	$1,763	$996	$4,243	$3,028
Net realized gain (loss) on investments	(46)	8,691	(2,076)	8,558
Net change in unrealized securities gain (loss)	3,880	(13,054)	6,241	(1,203)
Realized and unrealized securities gain (loss)	$3,334	$(4,363)	$4,165	$7,355
Net investment income (loss)	5,097	(3,367)	8,408	10,383
Lease income	1,751	782	4,024	2,714
Operating Expenses	781	720	2,139	2,265
Income taxes (benefit)	1,348	(1,080)	2,190	2,534
Net Income (loss)	$4,719	$(2,225)	$8,103	$8,298

Net asset value per share, beginning of period	$21.22	$22.86	$20.60	$22.39
Net income	0.49	(0.22)	0.81	0.81
Dividends paid	-	-	-	0.56
Net gain on share repurchase	-	-	0.30	-
Net asset value per share, end of period	$21.71	$22.64	$21.71	$22.64
Weighted number of shares outstanding	9,703	10,284	10,057	10,284
Shares outstanding, end of period	9,703	10,284	9,703	10,284

	At March 31,		At June 30,
Balance Sheet Data	2023	2022	2022
Cash and cash equivalents	$45,453	$33,684	$53,808
Equity securities	149,569	180,103	131,637
Lease and loan assets	20,388	30,243	28,032
Total assets	216,330	245,541	216,516
Shareholders' equity	$210,621	$232,839	$211,880

Equity Investment Portfolio

The investment in equity securities at March 31, 2023 and fiscal year end June 30, 2022 is summarized in four industry groups below.

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	FMV
as of March 31, 2023
Commercial / Industrial	$79,284	$20,265	$(7,911)	$91,638
Consumer	26,186	417	(3,982)	22,621
Financial	16,477	2,166	(1,561)	17,082
Healthcare	14,983	3,245	-	18,228
	$136,930	$26,093	$(13,454)	$149,569
as of June 30, 2022
Commercial / Industrial	$65,534	$11,062	$(7,537)	$69,059
Consumer	29,533	363	(2,359)	27,537
Financial	15,191	1,472	(1,219)	15,444
Healthcare	14,983	4,614	-	19,597
	$125,241	$17,511	$(11,115)	$131,637

California First Leasing Corporation	Interim Report as of March 31, 2023

SCHEDULE OF INVESTMENTS

Industry - Percent of Net Assets	Company	Shares	Market Value
Auto & Truck Dealerships --0.46%	Lithia Mtrs Inc	4,265	$976,386
Auto Manufacturers --3.57%	Ford Motor Company	597,300	7,525,980
Auto Parts --0.47%	Allison Transmission	21,890	990,304
Banks - Diversified --3.65%	Bank of America Corporation	117,500	3,360,500
	JP Morgan Chase & Co	4,380	570,758
	Wells Fargo & Co	100,400	3,752,952
			7,684,210
Capital Markets --2.89%	Goldman Sachs	18,600	6,084,246
Credit Services --0.74%	Credit Acceptance Corporation (1)	1,220	531,969
	PayPal Holdings Inc (1)	13,600	1,032,784
			1,564,753
Drug Manufacturers --4.37%	Bristol Myers Squibb	132,800	9,204,368
Entertainment --0.43%	Netflix.com Inc. (1)	2,650	915,522
Financial --0.34%	Pimco Muni Income Fund III	85,459	710,164
Healthcare Plans --4.28%	Cigna Corp New	30,710	7,847,326
	United Health Group	2,489	1,176,277
			9,023,603
Insurance - Diversified --0.49%	Berkshire Hathaway Inc (1)	3,364	1,038,702
Internet Content & Information --6.58%	Alphabet Inc. (1)	105,100	10,902,023
	Meta Platforms Inc. (1)	13,907	2,947,450
			13,849,473
Internet Retail --0.24%	Alibaba Grp Hldg (1)	4,900	500,682
Oil & Gas E & P --2.88%	Ovintiv Inc.	168,325	6,073,166
Oil & Gas Equipment & Services --3.01%	Schlumberger LTD	129,000	6,333,900
Oil & Gas Integrated --8.37%	Exxon Mobil	160,800	17,633,328
Scientific & Technical Instruments --0.53%	Sensata Technologies	22,300	1,115,446
Semiconductor Equip & Materials --5.95%	Applied Materials	102,000	12,528,660
Semiconductors --10.49%	Advanced Micro Devices Inc. (1)	31,100	3,048,111
	Marvell Technology Inc.	129,500	5,607,350
	Micron Technology Inc.	81,300	4,905,642
	Qualcomm Inc	66,850	8,528,723
			22,089,826
Specialty Business Services --1.15%	Global Payments Inc.	23,050	2,425,782
Specialty Chemicals --1.77%	Dupont De Nemours	51,940	3,727,734
Steel --2.08%	Cleveland-Cliffs Inc. (1)	239,000	4,380,870
Telecom Services --3.75%	Charter Communications Inc (1)	3,199	1,143,994
	Verizon Communications	173,750	6,757,138
			7,901,132
Thermal Coal --0.23%	Consol Energy Inc.	8,400	489,468
Tobacco --2.28%	British American Tobacco	136,700	4,800,904
	Total-Equity Securities		$149,568,608
Short-term Investments -- 21.58%
Bank Deposit --0.25%	Liberty Bank, N.A.		525,440
Fixed Income --14.16%	U.S. Treasury Bills (4.73%) *		29,823,831
Money Market Mutual Funds --7.17%	JP Morgan Prime MMkt 3605 (4.93%)**		11,134,196
	Goldman FSQ Money Market (4.78%)**		3,969,332
	Total Short-term Investments		45,452,799

Total Equity Securities and Short-term Investments			$195,021,407

Net Assets at March 31, 2023			$210,621,227
(1) Non-income producing
*Weighted average yield to maturity for bills maturing from 4/25/23 to 6/8/23.
**Rate is the annualized seven-day yield of the fund at period end.

5000 Birch Street, Suite 500, Newport Beach, California 92660

Phone: 800-496-4640    949-255-0500    www.calfirstlease.com